UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2023 (May 22, 2023)

ST Energy Transition I Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-41119	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Par-la-Ville, 4th Floor
14 Par-la-Ville Road Hamilton Bermuda	HM08
(Address of principal executive offices)	(Zip Code)

+1 (441) 295-6935

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM securities, each consisting of one Class A share, of $0.0001 par value per share, and one-half of one redeemable warrant	STET.U	New York Stock Exchange
Class A shares, $0.0001 par value per share, included as part of the SAILSM securities	STET	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Share at an exercise price of $11.50, included as part of the SAILSM securities	STETWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25, filed with the SEC on May 16, 2023, ST Energy Transition I Ltd. (the “Company”) was unable to complete and file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 (the “Form 10-Q”) by the required due date without unreasonable effort and expense as it required additional time to complete the final review of its financial statements and other disclosures in the Quarterly Report. The Company is, and has been, working diligently to complete its Form 10-Q as soon as possible; however, due to the high volume of work currently experienced by the advisors to special purpose acquisition companies, the Company was unable to complete and file the Form 10-Q by the required due date of May 15, 2023 without unreasonable effort and expense.

On May 23, 2023, the Company received a notice (the “Notice”) from the New York Stock Exchange (the “Exchange”) indicating that, as a result of not having timely filed the Form 10-Q with the SEC, the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic reports with the SEC.

The Notice indicated that if the Company fails to file the Form 10-Q by November 15, 2023, six months from the due date, the Exchange may grant, at its sole discretion, an extension for the Company to regain compliance, depending on the specific circumstances. The Notice also stated that the Exchange may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

The Company filed its Form 10-Q on May 26, 2023, which cures the deficiency described in the Notice.

On May 26, 2023, the Company issued a press release announcing its receipt of the Notice and the filing of the Form 10-Q. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On May 26, 2023, ST Energy Transition I Ltd. (the “Company”) issued a press release announcing that it has cancelled the extraordinary general meeting, which had not yet been scheduled (the “Extraordinary General Meeting”), and is abandoning the proposals set forth in the Company’s preliminary proxy statement for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission on May 2, 2023. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 26, 2023

99.2	Press Release, dated May 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, including relating to the filing of the Form 10-Q, other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K, as it may be amended, filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ST Energy Transition I Ltd.

Date: May 26, 2023	By:	/s/ Jan Erik Klepsland
Name: Jan Erik Klepsland Title: Chief Executive Officer and Chief Financial Officer

2